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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                                  April 9, 1999

                Date of Report (Date of earliest event recorded)

                                BB&T Corporation

             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-10853

                            North Carolina 56-0939887
          (State of Incorporation) (I.R.S. Employer Identification No.)

                             200 West Second Street
                       Winston-Salem, North Carolina 27101

               (Address of Principal Executive Offices) (Zip Code)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

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                           This Form 8-K has 3 pages.



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Item 5. Other Events


     The purpose of this Current Report on Form 8-K is to announce that BB&T Corporation ("BB&T") and Matewan BancShares, Inc. ("Matewan") have extended the due diligence period in the reorganization agreement between the two companies, which provides for Matewan's acquisition by BB&T.

     As originally executed on February 24, 1999, the agreement allowed BB&T to terminate the transaction on the basis of its due diligence review at any time through April 9, 1999. As amended, the agreement provides that the due diligence period will run through April 28, 1999.

     Winston-Salem-based BB&T, with $37.8 billion in assets, operates 581 banking offices in the Carolinas, Virginia, Maryland and Washington, D.C. Matewan, with $676 million in assets, operates 22 banking offices and one mortgage loan office in southwestern Virginia, southern West Virginia and eastern Kentucky.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BB&T Corporation
                                                (Registrant)

                             By:         /s/ Sherry A. Kellett

                                             Sherry A. Kellett
                        Senior Executive Vice President and Controller
                                   (Principal Accounting Officer)

Date:  April 9, 1999.